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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): October 1, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





               DELAWARE                   1-12202                 93-1120873
     (State or other jurisdiction       (Commission           (I.R.S. Employer
           of incorporation)            File Number)         Identification No.)



           13710 FNB PARKWAY                                      68154-5200
            OMAHA, NEBRASKA                                       (Zip Code)
(Address of principal executive offices)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 1, 2003, Northern Border Partners, L.P. announced that it will record non-cash charges in the third quarter 2003 of approximately $219 million to reflect asset and goodwill impairments for its natural gas gathering and processing business segment.

         The impairment analyses were performed in accordance with Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangibles and SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 142 applies to goodwill for consolidated subsidiaries and became effective January 1, 2002. Under the standard, companies no longer amortize goodwill but are required to perform annual assessments of whether the book value of the goodwill is impaired. As indicated in the Partnership's second quarter 2003 10-Q, the annual SFAS No. 142 impairment test was accelerated from the fourth quarter to the third quarter due to lower throughput volumes experienced and anticipated in the Powder River gathering systems. Northern Border Partners also performed an analysis of the carrying value of all of the tangible assets in the natural gas gathering and processing business segment under SFAS No. 144. The impairment charges are comprised of approximately
$76 million related to the tangible assets in the Powder River Basin and approximately $143 million for the goodwill related to the gas gathering and processing segment.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1     Northern Border Partners, L.P. press release dated October 1,
                  2003.

         99.2     Reconciliation of non-GAAP measures contained in Exhibit 99.1.



ITEMS 9 AND 12.  REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS
                 AND FINANCIAL CONDITION.

         Attached as Exhibit 99.1 is a copy of a press release, dated October 1, 2003, regarding non-cash charges to be recorded by Northern Border Partners, L.P. in the third quarter of 2003.

         In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Northern Border Partners, L.P.
                                     (A Delaware Limited Partnership)



                                     By:  /s/ Jerry L. Peters
                                        ---------------------------------------
                                        Jerry L. Peters
                                        Chief Financial & Accounting Officer

October 1, 2003

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                                  EXHIBIT INDEX


Exhibit 99.1 -- Northern Border Partners, L.P. Press Release dated October 1,
                2003.

Exhibit 99.2 -- Reconciliation of non-GAAP measures disclosed in Exhibit 99.1.